UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 953-3838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Sectin 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Item 2.10 Completion of Acquisition or Disposition of Assets

On March 18, 2019, Rekor Systems, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on March 12, 2019, the Company completed the acquisition of certain assets of OpenALPR Technlogy, Inc. ("OpenALPR") and assumed certain liabilities. This Form 8-K/A amends the Original Form 8-K to include the financial information described in Item 9.01 below, which was excluded from the Original Form 8-K in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired.

The audited financial statements of OpenALPR as of and for the years ended December 31, 2018 and 2017, are filed herewith as Exhibit 99.1 hereto and incorporated herein by reference.

(b)
Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and OpenALPR as of and for the year ended December 31, 2018 is filed herewith as Exhibit 99.2 hereto and incorporated herein by reference.

1. Unaudited pro forma condensed combined balance sheet as of December 31, 2018

2. Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018

(d)	Exhibits

Listed and indexed below are all Exhibits filed as part of this report.

Exhibit No.	Description
23.1	Consent of BD & Company, Inc., Independent Auditors of OpenALPR
99.1	Audited financial statements of OpenALPR as of and for the years ended December 31, 2018 and 2017
99.2	Unaudited pro forma condensed combined financial information of the Company and OpenALPR as of and for the year ended December 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: May 10, 2019	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer